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                                                                   EXHIBIT 10.98

                                    GUARANTY

THIS GUARANTY is made as of April 11, 2006, by EZCORP, INC., a Delaware corporation (hereinafter referred to as "Guarantor"), to and for the benefit of NCP FINANCE LIMITED PARTNERSHIP, an Ohio limited partnership (hereinafter referred to as "Lender").

                                    RECITALS

          Texas EZPAWN, L.P. ("CSO"), a Texas limited partnership and a subsidiary of Guarantor, has, on even date herewith, entered into a Credit Services Agreement (the "CSA") with Lender. As a condition to entering into the CSA, Lender is requiring Guarantor to guaranty the obligations of CSO under the CSA as further described herein.

NOW, THEREFORE, in consideration of the premises recited above and of One Dollar ($1.00) in hand paid by CSO to Guarantor, and of other good and valuable consideration, the receipt and sufficiency of all of which are hereby acknowledged by Guarantor; and for the purpose of inducing Lender to enter into the CSA; and as long as CSO continues to be obligated to Lender in any manner whatsoever pursuant to the CSA, Guarantor:

1. Unconditionally and absolutely guarantees the due and punctual payment of all amounts due and payable from CSO to Lender under the CSA, including, but not limited to, all stand-by letter of credit payment obligations, daily settlement payment obligations (as applicable) and indemnification payment obligations of CSO set forth in the CSA (all of which amounts payable being herein called the "Obligations").

2. Agrees that this Guaranty shall be a continuing guaranty, shall be binding upon Guarantor, and upon its successors and assigns, and shall remain in full force and effect, and shall not be discharged, impaired or affected by
     (a) the existence or continuance of any of the Obligations; (b) the validity or invalidity of any document or agreement evidencing the Obligations or any of them; (c) the existence or continuance of CSO as a legal entity; (d) any waiver, indulgence, alteration, substitution, exchange, change in, modification or other disposition of any of the Obligations, all of which CSO is hereby expressly authorized to make from time to time without notice to Guarantor; (e) the acceptance by Lender of any security for, or other guarantors upon, all or any part of the Obligations; or (f) any defense (other than the payment of the Obligations in accordance with their terms) that Guarantor may or might have to its undertakings, liabilities and obligations hereunder, each and every such defense being hereby waived by Guarantor; and in order to hold Guarantor liable hereunder, there shall be no obligation on the part of Lender, or anyone, at any time, to proceed against CSO, its properties or estates, or to proceed against any other guarantor, or to resort to any collateral, security, property, liens or other rights or remedies whatsoever.

3. Agrees that Lender shall have the right to enforce this Guaranty against Guarantor for and to the full amount of the Obligations, with or without enforcing or attempting to enforce this Guaranty against any other guarantor, and whether or not other proceedings or steps are pending or have been taken or have been concluded to enforce or otherwise realize upon the obligations or security of CSO or any other guarantor; and the payment of any amount or amounts by Guarantor, pursuant to its obligations hereunder, shall not entitle Guarantor,

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     either at law or otherwise, to any right, title or interest (whether by way of subrogation or otherwise) in and to any of the Obligations, unless and until the full amount of the Obligations has been fully paid.

4. Waives diligence, presentment, protest, notice of dishonor, demand for payment, extension of time of payment, notice of acceptance of this Guaranty, nonpayment at maturity and indulgences and notices of every kind, and consents to any and all forbearance and extensions of the time of payment of the Obligations, and further consents to any and all changes in the terms, covenants and conditions thereof hereafter made or granted; it being the intention that Guarantor shall remain liable under this Guaranty until the Obligations shall have been fully repaid to Lender, notwithstanding any act, omission or thing which might otherwise operate as a legal or equitable discharge of Guarantor.

5. Agrees that this Guaranty shall inure to the benefit of and may be enforced by Lender and its successors and assigns.

6. Agrees, as does Lender by the acceptance hereof, that this Guaranty shall be governed by the laws of the State of Texas and that any dispute or controversy whatsoever arising hereunder shall be resolved by arbitration pursuant to the applicable provisions set forth in the CSA or any other dispute resolution procedures which CSO and Lender may agree upon in writing, all of which are hereby consented and agreed to by Guarantor and Lender.

Guarantor has executed this instrument as of the day and year first above written.

                                        GUARANTOR:

                                        EZCORP, INC.
                                        a Delaware corporation


                                        By: /s/ Daniel N. Tonissen
                                            ------------------------------------
                                            Daniel N. Tonissen, Senior Vice
                                            President

STATE OF TEXAS     )
                   ) SS:
COUNTY OF TRAVIS   )

On this 11th day of April, 2006, before me personally appeared the undersigned, Daniel N. Tonissen, who acknowledged himself to be the Senior Vice President of EZCORP, Inc., a Delaware corporation (the "Corporation"), and that he, as such officer, being authorized so to do, executed the foregoing instrument for the purposes therein contained by signing the name of the Corporation by himself as Senior Vice President.

IN WITNESS WHEREOF, I hereunto set my hand and official seal.


                                        /s/ Connie Kondik
                                        ----------------------------------------
                                        Notary Public
                                        Name:
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                                        My commission expires:
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